Exhibit 99.1

AVIV REIT, INC. ANNOUNCES

THIRD QUARTER 2011 EARNINGS RESULTS

CHICAGO – November 14, 2011 – Aviv REIT, Inc. (“Aviv” or the “Company”) released its earnings for the quarter ended September 30, 2011.

Recent Highlights

•	Total revenues were $24.0 million in the third quarter;
•	Adjusted EBITDA for the third quarter was $18.3 million;
•	Adjusted FFO for the third quarter was $10.9 million;
•	Net Loss for the third quarter was $0.2 million including $7.5 million of extraordinary charges of which $6.7 million were non-cash; and
•	Completed $172.1 million of investments year to date including $21.0 million during the third quarter and an additional $74.1 million in acquisitions during the fourth quarter through November 1.

Craig M. Bernfield, Chairman, Chief Executive Officer and President, said, “We are pleased with our third quarter financial performance, which was consistent with our expectations and reflects our ongoing growth and success. We are excited about the quality and volume of the investments that we have already made this year, and we continue to identify attractive acquisition opportunities with existing and new operators. We are committed to our property reinvestment program to enhance the quality of our properties, having already invested $17.3 million through the end of the third quarter. Our portfolio is performing well as a result of our commitment to asset management, our operators’ ability to adapt to the challenging reimbursement environment, as well as our strong and supportive relationships with them. We have implemented many important initiatives that should continue to improve our property performance and operator strength. We believe that all of this, combined with the efforts of our outstanding management team, will enable us to prosper in the fourth quarter and 2012, despite any economic and industry challenges we may encounter.”

Conference Call

A conference call to discuss the 2011 third quarter earnings will take place on November 16, 2011 at 1:00 p.m. central standard time / 2:00 p.m. eastern standard time. The dial-in number for the conference call is 800-762-8779 (480-629-9771 for international access) and a replay of the call will be available through December 15, 2011 at 800-406-7325, access code 4486885.

About Aviv

Aviv is one of the largest owners of skilled nursing and other healthcare properties in the United States. At September 30, 2011, the Company’s portfolio consisted of 202 properties which are triple-net leased to 32 operators in 25 states.

Forward-Looking Statements

This press release may include forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These forward-looking statements are made based on our current expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. These uncertainties include, but are not limited to, uncertainties relating to the operations of our tenants, including those relating to reimbursement by government and other third-party payors, compliance with regulatory requirements and occupancy levels, regulatory, reimbursement and other changes in the healthcare industry, the performance and reputation of our tenants, our ability to successfully engage in strategic acquisitions and investments, the effect of general market, economic and political conditions, the availability and cost of capital, changes in tax laws and regulations affecting REITs and our ability to maintain our status as a REIT. Important factors that could cause actual results to differ materially from our expectations include those disclosed under “Risk Factors” and elsewhere in filings made by Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership with the Securities and Exchange Commission.

Note Regarding Non-GAAP Financial Measures

This release includes financial measures, including Adjusted EBITDA and Adjusted FFO, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles (GAAP). These measures are non-GAAP measures that may be calculated differently from measures used by other companies and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. See “Supplemental Information and Reconciliation of Financial Measures” below for the definitions of, and additional information regarding, these measures and reconciliations of these measures to the GAAP measures we consider most comparable.

For more information, please contact:

Steven Insoft, Chief Financial Officer at 312-855-0930

Aviv REIT, Inc. and Subsidiaries

Consolidated Balance Sheets

(unaudited)

	September 30, 2011	December 31, 2010
Assets
Cash and cash equivalents	$6,264,886	$13,029,474
Deferred rent receivable	28,873,295	30,660,773
Tenant receivables, net	6,090,209	1,168,842
Rental properties and financing leases, at cost:
Land	90,882,968	76,466,020
Buildings and improvements	705,696,951	615,806,273
Assets under direct financing leases	10,881,228	10,777,184

	807,461,147	703,049,477
Less accumulated depreciation	(91,252,681)	(75,948,944)

Net rental properties	716,208,466	627,100,533
Deferred finance costs, net	13,648,381	9,957,636
Loan receivables, net	30,868,334	36,610,638
Other assets	5,629,414	12,872,323

Total assets	$807,582,985	$731,400,219

Liabilities and equity
Accounts payable and accrued expenses	$10,090,892	$6,012,809
Tenant security and escrow deposits	14,218,676	13,658,384
Other liabilities	31,584,569	25,996,492
Mortgage and other notes payable	525,486,808	440,575,916

Total liabilities	581,380,945	486,243,601

Equity:
Stockholders’ equity
Common stock (par value $0.01; 235,898 and 227,003 shares outstanding, respectively)	2,359	2,270
Additional paid-in-capital	234,775,166	223,838,999
Accumulated deficit	(15,219,201)	(2,261,839)
Accumulated other comprehensive (loss) income	(1,669,782)	2,188,155

Stockholders’ equity	217,888,542	223,767,585
Noncontrolling interests	8,313,498	21,389,033

Total equity	226,202,040	245,156,618

Total liabilities and equity	$807,582,985	$731,400,219

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Operations

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Revenues
Rental income	$20,979,359	$21,354,972	$64,782,196	$63,776,959
Tenant recoveries	1,800,900	1,640,285	5,325,960	4,851,521
Interest on loans to lessees—capital expenditures	266,506	183,613	957,608	909,186
Interest on loans to lessees—working capital and capital lease	970,316	1,144,301	2,960,338	2,937,698

Total revenues	24,017,081	24,323,171	74,026,102	72,475,364

Expenses
Rent and other operating expenses	228,499	199,500	621,304	484,476
General and administrative	5,974,461	2,376,911	12,986,000	6,486,367
Real estate taxes	1,771,520	1,558,495	5,473,975	4,870,994
Depreciation	5,322,918	4,451,210	15,303,737	13,248,400
Loss on impairment	858,916	96,000	858,916	96,000

Total expenses	14,156,314	8,682,116	35,243,932	25,186,237

Operating income	9,860,767	15,641,055	38,782,170	47,289,127

Other income and expenses:
Interest and other income	7,276	(14,116)	840,144	41,816
Interest expense	(9,311,128)	(5,211,327)	(26,226,779)	(16,123,723)
Change in fair value of derivatives	—	489,312	—	2,931,309
Amortization of deferred financing costs	(667,406)	(194,324)	(1,996,845)	(472,914)
Earnout accretion	(100,088)	—	(166,814)	—
Gain on sale of assets	—	581,734	—	581,734
Loss on extinguishment of debt	—	(2,285,028)	(3,806,513)	(2,285,028)

Total other income and expenses	(10,071,346)	(6,633,749)	(31,356,807)	(15,326,806)

Net (loss) income	(210,579)	9,007,306	7,425,363	31,962,321
Distributions and accretion on Class E Preferred Units	—	(9,353,806)	—	(17,371,893)
Net loss (income) allocable to common units of Partnership/noncontrolling interests	96,030	960,162	(3,386,174)	(13,976,766)

Net (loss) income allocable to stockholders	$(114,549)	$613,662	$4,039,189	$613,662

Net (loss) income	$(210,579)		$7,425,363
Unrealized loss on derivative instrument	(4,086,047)		(7,164,043)

Total comprehensive (loss) income	$(4,296,626)		$261,320

Net (loss) income allocable to stockholders	$(114,549)		$4,039,189
Unrealized loss on derivative instrument, net of noncontrolling interest portion of $1,863,352 and $3,306,106, respectively	(2,222,695)		(3,857,937)

Total comprehensive (loss) income allocable to stockholders	$(2,337,244)		$181,252

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(unaudited)

	Nine Months Ended September 30,
	2011	2010
Operating activities
Net income	$7,425,363	$31,962,321
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	15,303,737	13,248,400
Amortization	1,996,845	472,914
Change in fair value of derivatives	—	(2,931,309)
Deferred rental loss (income), net	1,586,497	(2,600,415)
Rental income from intangible amortization, net	(1,044,431)	(3,318,913)
Non-cash stock (unit)-based compensation	1,598,715	345,101
Gain on sale of assets	—	(581,734)
Non-cash loss on extinguishment of debt	3,806,513	1,437,233
Loss on impairment of assets	858,916	96,000
Reserve for uncollectible loan receivables	1,250,113	—
Accretion of earn-out provision for previously acquired rental properties	166,814	—
Changes in assets and liabilities:
Tenant receivables	(6,685,920)	557,018
Other assets	2,070,268	(309,666)
Accounts payable and accrued expenses	95,433	(1,080,771)
Tenant security deposits and other liabilities	3,048,863	40,327

Net cash provided by operating activities	31,477,726	37,336,506

Investing activities
Purchase of rental properties	(80,719,101)	(8,380,000)
Sales of rental properties	—	3,988,927
Capital improvements and other developments	(17,300,401)	(5,863,863)
Payment of earn-out provision for previously acquired rental properties	—	(9,600,731)
Loan receivables received from (funded to) others, net	6,256,744	(5,637,247)

Net cash used in investing activities	(91,762,758)	(25,492,914)

Financing activities
Borrowings of debt	328,802,912	405,000,000
Repayment of debt	(243,892,020)	(480,309,036)
Payment of financing costs	(9,429,792)	(10,405,360)
Payment for swap termination	—	(3,380,160)
Capital contributions	10,419,757	223,772,055
Redemption of Class E Preferred Units	—	(92,001,451)
Redemption of Class F Units	—	(23,602,649)
Cash distributions to partners	(14,838,568)	(33,003,335)
Cash dividends to stockholders	(17,541,845)	—

Net cash provided by (used in) financing activities	53,520,444	(13,929,936)

Net decrease in cash and cash equivalents	(6,764,588)	(2,086,344)

	Nine Months Ended September 30,
	2011	2010
Cash and cash equivalents:
Beginning of period	13,029,474	15,542,507

End of period	$6,264,886	$13,456,163

Supplemental cash flow information
Cash paid for interest	$25,080,857	$16,644,364

Supplemental disclosure of noncash activity
Accrued dividends payable to stockholders	$5,547,639	$—
Accrued distributions payable to partners	$4,646,091	$3,106,549
Earn-out accrual and addition to rental properties	$3,332,745	$—
Write-off of deferred rent receivable	$6,785,132	$2,233,768
Write-off of in-place lease intangibles, net	$35,536	$1,956,499
Write-off of deferred financing costs, net	$3,806,513	$1,235,969
Write-off debt discount	$—	$202,307

Supplemental Information and Reconciliation of Financial Measures

We use financial measures in this release that are derived on the basis of methodologies other than in accordance with GAAP. We derive these measures as follows:

•	EBITDA represents net income before interest expense (net), taxes, depreciation and amortization of deferred financing costs.

•

Adjusted EBITDA represents EBITDA before gain/loss on sale of assets, indemnity payments, non-cash stock (unit)-based compensation, loss on debt extinguishment, rental income from intangible amortization and change in fair value of derivatives.

•

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income (computed in accordance with GAAP), excluding gains from sales of property, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Applying the NAREIT definition to our financial statements results in FFO representing net income before depreciation and gain/loss on sale of assets.

•

Adjusted FFO (AFFO) represents FFO before deferred rental income, rental income from intangible amortization, amortization of deferred financing fees, loss on debt extinguishment, indemnity payments, non-cash stock (unit)-based compensation and change in fair value of derivatives.

Our management uses FFO, Adjusted FFO, EBITDA and Adjusted EBITDA as important supplemental measures of our operating performance and liquidity. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue and as an indicator of our ability to incur and service debt. Because FFO and Adjusted FFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items and because EBITDA and Adjusted EBITDA exclude certain non-cash charges and adjustments and amounts spent on interest and taxes, they provide our management with performance measures that, when compared year over year or with other real estate investment trusts, or REITs, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and, with respect to FFO and Adjusted FFO, interest costs, in each case providing perspective not immediately apparent from net income. In addition, we believe that FFO, Adjusted FFO, EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

We offer these measures to assist the users of our financial statements in assessing our financial performance and liquidity under GAAP, but these measures are non-GAAP measures and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. In addition, our calculations of these measures are not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors should not rely on these measures as a substitute for any GAAP measure, including net income or revenues.

In addition to these non-GAAP financial measures, we present certain statistics in this release regarding our portfolio of properties. These statistics include EBITDAR coverage, EBITDARM coverage, Portfolio Occupancy and Quality Mix, which are derived as follows:

•

EBITDAR coverage represents EBITDAR, which we define as earnings before interest, taxes, depreciation, amortization and rent expense, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.

•

EBITDARM coverage represents EBITDARM, which we define as earnings before interest, taxes, depreciation, amortization, rent expense and management fees charged by the operator, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.

•

Portfolio Occupancy represents the average daily number of beds at our properties that are occupied during the applicable period divided by the total number of beds at our properties that are available for use during the applicable period.

•	Quality Mix represents total revenues from all payor sources, excluding Medicaid revenues, at our properties divided by the total revenue at our properties for the applicable period.

In order to determine EBITDAR and EBITDARM coverage for the period presented, EBITDAR and EBITDARM coverage is stated only with respect to properties owned by us and operated by the same operator for the entire period. Accordingly, EBITDAR and EBITDARM coverage for the twelve months ended June 30, 2011 included 140 of the 200 properties in our portfolio as of June 30, 2011.

Aviv REIT, Inc.

($’s)

	6/30/2011m(1)	6/30/2011m(1)	6/30/2011m(1)	6/30/2011m(1)	6/30/2011m(1)
	3 Months Ended			9 Months Ended
	9/30/2011	6/30/2011 (1)	9/30/2010	9/30/2011	9/30/2010
Cash Rental & Loan Interest Income
Total Revenues (2)	24,017,081	27,297,825	24,323,171	74,026,102	72,475,364
Adjusted For:
Deferred Rental Loss (Income) (2)	1,882,643	(1,462,068)	(1,423,137)	1,586,497	(2,600,415)
Rental Income from Intangible Amortization	(320,038)	(362,196)	(1,055,615)	(1,044,431)	(3,318,913)
Real Estate Tax Escrows	(1,800,900)	(1,836,064)	(1,640,285)	(5,325,960)	(4,851,521)

Cash Rental & Loan Interest Income	23,778,786	23,637,497	20,204,134	69,242,208	61,704,515

(1) Q2 2011 information shown for supplemental comparative purposes in light of our recapitalization transactions completed in Q3 2010.

(2) Includes $4.4 million in non-cash charges in Q3, offset by higher rental revenues associated with recent investment activity. The charges include a $3.5 million charge to Deferred Rents Receivable relating to the transition of 5 facilities to a new operator and the restructuring of certain leases and a $0.9 million reserve for uncollectible loan receivables. The 9 Months ended 9/30/2011 Revenues included an additional $3.3 million non-cash charges to Deferred Rents Receivable relating to property transitions in Q1 and Q2 2011.

	6/30/2011m(1)	6/30/2011m(1)	6/30/2011m(1)	6/30/2011m(1)	6/30/2011m(1)
EBITDA
Net (Loss) Income (3)	(210,579)	6,455,221	9,007,306	7,425,363	31,962,321
Adjusted For:
Interest Expense	9,311,128	9,359,466	5,211,327	26,226,779	16,123,723
Depreciation	5,322,918	5,182,251	4,451,210	15,303,737	13,248,400
Amortization of Deferred Financing Fees	667,406	650,444	194,324	1,996,845	472,914

EBITDA	15,090,873	21,647,382	18,864,167	50,952,724	61,807,358

Adjusted EBITDA
EBITDA	15,090,873	21,647,382	18,864,167	50,952,724	61,807,358
Adjusted for:
Gain on Sale of Assets	—	—	(581,734)	—	(581,734)
Loss on Impairment (3)	858,916	—	96,000	858,916	96,000
Indemnity Payments (3)	2,178,647	143,719	326,899	2,322,366	1,003,383
Non-cash stock (unit)-based compensation	517,630	494,640	142,101	1,598,715	345,101
Loss on Debt Extinguishment (3)	—	663,505	2,285,028	3,806,513	2,285,028
Less:
Rental Income from Intangible Amortization	(320,038)	(362,196)	(1,055,615)	(1,044,431)	(3,318,913)
Change in Fair Value of Derivatives	—	—	(489,312)	—	(2,931,309)

Adjusted EBITDA	18,326,028	22,587,050	19,587,534	58,494,803	58,704,914

(3) Q3 2011 Net Loss included a $2.2 million charge ($1.4 million non-cash) for Indemnity Payment obligations relating to certain liabilities incurred by former operators of certain facilities, a $0.9 million Loss on Impairment associated with the write down in book value of a facility intended for sale, and the $4.4 million in non-cash charges discussed in Footnote (2) above. Q2 2011 Net Income was reduced by a $0.7 million non-cash Loss on Debt Extinguishment relating to the write-off of deferred financing fees associated with the repayment of approximately $36 million of our mortgage term loan with proceeds from our $100 million add-on Unsecured Notes issuance in Q2. Q1 Net Income was reduced by the $2.2 million non-cash charge to Deferred Rents Receivable discussed in Footnote (2) above and a $3.1 million non-cash Loss on Debt Extinguishment relating to the write-off of deferred financing fees associated with the repayment of $167 million of our mortgage term loan with proceeds of our $200 million Unsecured Notes issuance in Q1.

	6/30/2011n(1)	6/30/2011n(1)	6/30/2011n(1)	6/30/2011n(1)	6/30/2011n(1)
	3 Months Ended			9 Months Ended
	9/30/2011	6/30/2011 (1)	9/30/2010	9/30/2011	9/30/2010
FFO
Net (Loss) Income	(210,579)	6,455,221	9,007,306	7,425,363	31,962,321
Adjusted For:
Depreciation	5,322,918	5,182,251	4,451,210	15,303,737	13,248,400
Gain on Sale of Assets	—	—	(581,734)	—	(581,734)

FFO	5,112,339	11,637,472	12,876,782	22,729,100	44,628,987

AFFO
FFO	5,112,339	11,637,472	12,876,782	22,729,100	44,628,987
Adjusted For:
Deferred Rental Loss (Income)	1,882,643	(1,462,068)	(1,423,137)	1,586,497	(2,600,415)
Rental Income from Intangible Amortization	(320,038)	(362,196)	(1,055,615)	(1,044,431)	(3,318,913)
Amortization of Deferred Financing Fees	667,406	650,444	194,324	1,996,845	472,914
Loss on Debt Extinguishment (4)	—	663,505	2,285,028	3,806,513	2,285,028
Loss on Impairment (4)	858,916	—	96,000	858,916	96,000
Indemnity Payments (4)	2,178,647	143,719	326,899	2,322,366	1,003,383
Non-cash stock (unit)-based compensation	517,630	494,640	142,101	1,598,715	345,101
Change in Fair Value of Derivatives	—	—	(489,312)	—	(2,931,309)

AFFO	10,897,543	11,765,516	12,953,070	33,854,521	39,980,776

(4) See Footnote (3) above.

Balance Sheet Metrics	At 9/30/2011		At 12/31/2010
Cash & Cash Equivalents	6,264,886		13,029,474
Debt		% Total		% Total
Secured—GE Mortgage Term Loan	197,859,139	37.7%	402,794,111	91.4%
Secured—Other	10,007,484	1.9%	37,781,805	8.6%
Revolver	15,000,000	2.9%
Unsecured Notes	302,620,185	57.6%	—	0.0%

Total Debt	525,486,808	100.0%	440,575,916	100.0%

Total Assets—Book Value	807,582,985		731,400,219
Total Undepreciated Book Value of Property	807,461,147		703,049,477

Total Unencumbered Assets	488,482,295		NA
Unencumbered Assets / Unsecured Debt	162.8%		NA

Portfolio Information

Note: For further information regarding the derivation of our portfolio information, please see the discussion under “Supplemental Information and Reconciliation of Financial Measures” on page 7.

Rent Concentration by Operator

Operator	No. Properties	% Total Rents (1)
Evergreen Healthcare	17	13.1%
Daybreak Partners, LLC	32	11.0%
Sun Mar Healthcare	13	9.8%
Saber Health Group	17	8.5%
Convacare Mgmt. Inc.	11	8.1%
All Others (27 Operators)	112	49.5%

Total	202	100.0%

(1) Total rent represents the rent under existing leases net of property dispositions for the 12 months ended September 30, 2011.

Rent Concentration by State

State	No. Properties	% Total Rents (2)
California	22	17.9%
Texas	43	15.1%
Arkansas	13	8.5%
Missouri	15	8.2%
Washington	12	6.1%
All Others (20 States)	97	44.2%

Total	202	100.0%

(2) Total rent represents the rent under existing leases net of property dispositions for the 12 months ended September 30, 2011.

Rent Coverage for 12 months ended June 30, 2011 (3)

EBITDAR	1.4x
EBITDARM	1.9x

(3) Based on properties operated by the same operator for the entire 12 month period.

Occupancy for 12 months ended June 30, 2011 (4)

Occupancy	74.1%

(4) Based on beds available for use.

Quality Mix for 12 months ended June 30, 2011 (5)

Quality Mix	45.9%

(5) Based on total revenues from all payor sources excluding Medicaid revenues.